UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ZOOM TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZOOM TECHNOLOGIES, INC.

October 30, 2014

To the Stockholders of Zoom Technologies, Inc.:

Zoom Technologies, Inc. (the "Company") is pleased to send you the enclosed notice of the 2014 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m. on November 18, 2014 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, USA.

The items of business for the Annual Meeting are listed in the following Notice of 2014 Annual Meeting of Stockholders and are more fully addressed in the attached Proxy Statement. The Proxy Statement is first being mailed to stockholders of the Company on or about November 3, 2014.

Please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

Sincerely yours,

/s/ Lei Gu

Lei Gu
Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

ZOOM TECHNOLOGIES, INC.

October 30, 2014

Dear Fellow Stockholders:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	November 18, 2014 at 10:00am (Eastern Time)

WHERE:	Offices of Ellenoff Grossman and Schole LLP 1345 Avenue of the Americas, 11th Floor, New York, NY 10105

ITEMS OF BUSINESS:	• Re-election of two incumbent directors for terms expiring at the Company's next annual stockholders' meeting (Proposal No. 1);
• Appointment of TAAD LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2);
• To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

RECORD DATE:	October 20, 2014

VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for the appointment of TAAD LLP is in the best interest of the Company and its stockholders and recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly. On the following pages, we provide answers to frequently asked questions about the Annual Meeting, as well as a copy of our 2013 Annual Report on Form 10-K.

Sincerely,

/s/ Lei Gu

Lei Gu
Chief Executive Officer

ZOOM TECHNOLOGIES, INC.
U.S. Office:
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 18, 2014

__________________

To Our Stockholders:

Notice is hereby given that the 2014 Annual Meeting (the "Annual Meeting") of stockholders of Zoom Technologies, Inc. (the "Company"), a Delaware corporation, will be held at the Offices of Ellenoff Grossman and Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, on Tuesday, November 18, 2014 at 10:00am ET for the following purposes:

  To elect two incumbent directors for terms expiring at the Company's next annual stockholders' meeting (Proposal No. 1);
  To approve the appointment of TAAD LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2); and
  To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors has fixed the close of business on October 20, 2014, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 18, 2014.

THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, AS AMENDED, ARE AVAILABLE AT http://www.zoom.com.
By Order of the Board of Directors

/s/ Lei Gu
Lei Gu, Chairman and Chief Executive Officer

ZOOM TECHNOLOGIES, INC.

ZOOM TECHNOLOGIES, INC. PROXY STATEMENT

This proxy statement is being furnished to our stockholders beginning on or about November 3, 2014, in connection with the solicitation of proxies by the Zoom Technologies, Inc. Board of Directors to be used at our Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00am ET on Wednesday, November 18, 2014 at the Offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

INFORMATION AND Q&A ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

10:00am ET on Wednesday, November 18, 2014

Where will the Annual Meeting be held?

The annual meeting will be held at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105.

What is being considered at the meeting?

At the Meeting, Stockholders will consider and vote on the following proposals:

  To elect two incumbent directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified ("Proposal 1");
  To approve the appointment of TAAD LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2); and
  To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the meeting?

You may vote at the Annual Meeting if you owned Common Stock as of the close of business on Record Date, which is October 20, 2014. Each share of Common Stock is entitled to one vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF THE TWO INCUMBENT DIRECTORS STANDING FOR RE-ELECTION, AND A VOTE "FOR" THE APPOINTMENT OF TAAD LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

How do I vote?

You can vote in two ways:

  by attending the Annual Meeting at 10:00am ET on Wednesday, November 18, 2014, at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and at any adjournment or postponements thereof and voting thereat; or
  by completing, signing, dating and returning the enclosed Proxy Card.

What if I return my Proxy Card but do not include voting instructions?

If you return a signed card, but do not provide voting instructions, your shares will be voted:

  FOR each nominee for director;
  FOR the appointment of TAAD LLP as our independent registered accounting firm for the fiscal year ending December 31, 2014; and
  According to the best judgment of the proxy holder if a proposal comes up for a vote at this Annual Meeting that is not on the proxy card.

What does it mean if I receive more than one Proxy Card?

It means you may have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares of Common Stock. We recommend that you contact your broker (if you are the beneficial owner of our shares in street name) or our transfer agent (if you are a stockholder of record) to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare, 330 N. Brand Blvd., Suite 701, Glendale, CA 91203-2149, telephone (818) 254-3160.

Will my shares be voted if I do not provide my Proxy?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record / Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, you are a "stockholder of record" who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

Can I change my mind after I return my Proxy?

Yes. You may change your vote at any time before your Proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to your respective corporate secretary, by submitting another Proxy with a later date, or by attending the Annual Meeting and voting in person. If you are a shareholder in "street" or "nominee" name, you should consult with the bank, broker or other nominee regarding that entity's procedures for revoking your voting instructions.

How many shares are eligible to be voted at the Annual Meeting?

The record date for the Annual Meeting is October 20, 2014. Only stockholders of record at the close of business on October 20, 2014, will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 3,008,737 shares of the Company's Common Stock entitled to one vote per share.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of Common Stock as of October 20, 2014 must be present in person or by proxy at the meeting. This is referred to as a quorum. On October 20, 2014, there were 3,008,737 shares of Common Stock outstanding and entitled to vote. If a quorum is not present, then either the chairman of the meeting or the stockholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Abstentions and broker "non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) will have no effect on the vote for re-election of directors.

What vote is required to appoint an independent registered public accounting firm?

The affirmative vote of the majority of votes present in person or represented by proxy at the Annual Meeting is required to approve the appointment of TAAD LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014. The appointment of TAAD LLP is considered a routine matter, and therefore there will be broker "non-votes" associated with this proposal. Abstentions will have no effect on the vote for this matter.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed Proxy Card gives authority to the Proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K within four business days after conclusion of the Annual Meeting.

PROPOSAL 1

RE-ELECTION OF DIRECTORS

At the Annual Meeting, two individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of five persons. The two individuals who are nominated for re-election to the Board of Directors are existing directors of the Company. If the two directors nominated for re-election are elected, there will be four vacancies on the board. Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated Proxy will be voted "FOR ALL" of the two persons named below to serve as directors, unless the Proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the re-election, unless the shareholder WITHHOLDS AUTHORITY from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The two current Directors to be considered for re-election are Lei Gu and Chang Shan. Augustine Lo, Xinyue (Jasmine) Geffner and Chin Hung (James) Lo, who are currently serving Directors, are not standing for re-election.

Our Directors will generally serve one-year terms and shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected, appointed and qualified. If all the nominees are elected, the Board of Directors will consist of two incumbent directors.

Unless Proxy Cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the re-election of each nominee named in this section.

At each annual meeting of stockholders, directors will be elected by the holders of Common Stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director's earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the Board of Directors or by a vote of the stockholders of our Company. Vacancies in our Board of Directors may be filled by a majority vote of the Board of Directors with such newly appointed director to serve until the next annual meeting of stockholders, unless sooner removed or replaced.

The following table sets forth certain information concerning each nominee for re-election as a Director of the Company:

Directors and Executive Officers	Age	Position / Title

Lei Gu	50	Chairman of the Board and Chief Executive Officer

Chang Shan	54	Director (1)

(1) Current member of the Audit and Compensation Committees.

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Lei Gu, Chairman of the Board, Director and Chief Executive Officer. Mr. Gu has served as the Chairman of the Board and CEO of the Company since May 2004. He worked for CEC Telecom Company Ltd. from 2000 to 2004, joining the company among its first employees and became its COO. CEC Telecom was sold to Qiao Xing Mobile Communication which currently trades on NYSE under the symbol "QXM". From 1999 to 2000, Mr. Gu was the President of Xin Tian Di Technology Group Company, Ltd. Mr. Gu was Associate Professor at the Beihang University in Beijing, China from 1993 to 1999. He received his Ph.D. degree in engineering from the Beihang University in 1993. Based on Mr. Gu's management experience and expertise in engineering, we believe that Mr. Gu is well qualified to serve as our Chairman of the Board of Directors.

Chang Shan, Director. Mr. Shan has been an independent director of the Company since August 2008. Mr. Shan is currently the President of the China Institute of Geotechnical Investigation and Survey, at which he has been employed since 1998. He is the Chairman of the Board of Directors from 1999 to present, of the China Infrastructure Holdings Ltd., a company in the construction business with a particular emphasis on toll bridges, and has its shares listed on the Singaporean Stock Exchange. Mr. Shan is also a director of the Bank of Tianjin, China since 2007. Mr. Shan holds a Bachelor's degree in Engineering from the Shanghai Tong Ji University, a Master's degree in Engineering from the China Academy of Railway Sciences and an EMBA from the Tsinghua University. Based on Mr. Shan experience in corporate governance and leadership, we believe that Mr. Shan is well qualified to serve on our Board.

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been, during the past ten years:

  involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within ten years prior to that time;
  named in as a defendant or counter-claimant in any civil litigation in the past ten years;
  convicted or plead nolo contendere in any criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
  subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;
  found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
  involved in any judicial or administrative proceeding resulting from involvement in mail or wire fraud or fraud in connection with any business entity;
  involved in any judicial or administrative proceedings based on violations of federal or state securities , commodities, banking or insurance laws and regulations, or any settlement to such actions ( other than settlements of civil proceedings among private parties);
  involved in any disciplinary sanction or orders imposed by a stock, commodities or derivatives exchange or other similar self- regulatory organization.

Corporate Governance - Board Leadership Structure

Our Company is led by Lei Gu, who has served as Chairman of our Board of Directors and Chief Executive Officer since September 2009. We believe that having Mr. Gu act in both these roles is most appropriate for the Company at this time because it provides the Company with consistent and efficient leadership, both with respect to the Company's operations and the leadership of the Board. In particular, having Mr. Gu act in both these roles increases the timeliness and effectiveness of the Board's deliberations, increases the Board's visibility into the day- to-day operations of the Company, and ensures the consistent implementation of the Company's strategies.

Board's Role in Risk Oversight

The Board as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession, compensation, compliance, and other risks.

Director Independence

The Company uses the independence definitions of NASDAQ in determining whether our directors are independent. The discussion below reflects such standards of independence.

Our Board of Directors has determined that Mr. Augustine Lo, Mr. Chang Shan, Ms. Xinyue (Jasmine) Geffner and Mr. Chin Hung (James) Lo, each of whom are now serving on the Board, each qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a) (15). In addition, each member of the Audit Committee is independent as required under Section 10A (m) (3) of the Securities Exchange Act of 1934, as amended.

With the resignation of Mr. Wong in August 2014, there was one vacancy on the Board, and the Board did not elect to fill the vacancy. Assuming our two Director nominees are re-elected at the Annual Meeting, Mr. Shan will continue to meet the definition of independence under the NASDAQ rules, and there will be four vacancies. The Board may either determine to reduce the number of members on the Board of Directors or fill the vacancies. As of the date hereof, the Board has not made any such decision and has not made any determination as to who to appoint to fill any vacancies.

Board Meetings and Committees; Annual Meeting Attendance

During the most recently completed fiscal year, the Board held two meetings during the most recently completed fiscal year, at which each of our Board of Directors was present at both of the Board of Directors meetings held. Other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Delaware and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We currently do not have a policy regarding the attendance of board members at the annual meeting of stockholders.

Standing committees of the Board include an Audit Committee and a Compensation Committee. During 2013 Messrs. Augustine Lo, Shan and Wang, served as the members of each of these Committees. Following Mr. Wang's resignation as a director in February 2014, in March 2014, Ms. Xinyue (Jasmine) Geffner filled the vacancy left by Mr. Wang on the Committees.

Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoom.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee held four meetings during 2013. Messrs. Augustine Lo, Shan and Ms. Geffner are currently the members of Zoom's Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited consolidated financial statements for the year ended December 31, 2013. The Audit Committee has also discussed with Marcum Bernstein Pinchuk LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2013, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from Marcum Bernstein Pinchuk LLP regarding their independence, and has discussed the matter with Marcum Bernstein Pinchuk LLP. Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited consolidated financial statements for 2013 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 10-K"). The Company has received and substantially responded to comments received by the SEC relating to the 2013 10-K. In connection therewith, the Company intends to amend the footnotes to the financial statements of its 2013 10-K to correct the Company's erroneous application of the consolidation method of accounting for the Company's former Portables investment during the quarterly periods in 2012 and the first and second quarters of 2013.

Audit Committee:
 Augustine Lo
Chang Shan
Xinyue (Jasmine) Geffner

Compensation Committee

Messrs. Augustine Lo, Shan and Ms. Geffner are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Compensation Committee did not meet formally but passed resolutions by unanimous written consent during 2013.

Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee is also responsible for administering the Company's 2009 Equity Incentive Compensation Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted.

Independent Director Oversight of Director Nominations

Director nominees must either be selected, or recommended for the Board's selection by our independent directors constituting a majority of the Board's independent directors in a vote in which only independent directors participate. Augustine Lo, Chang Shan, Xinyue (Jasmine) Geffner and Chin Hung (James) Lo are the independent members of the Board of Directors. The Board did not receive any shareholder nominations to the Board of Directors and each of the independent members on the Board nominated for re-election for each of Messrs. Gu and Shan based on their experience on the Company's Board of Directors.

In nominating directors for election, the independent directors may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the independent directors may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for Director for election at the 2015 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for Director." The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees.

Indemnification of Directors and Officers

Our certificate of incorporation provides that all our directors, officers, employees and agents shall be entitled to be indemnified by us to the fullest extent permitted under the Delaware General Corporation Law, provided that they acted in good faith and that they reasoned their conduct or action was in, or not opposed to, the best interest of our company. Our Bylaws provide for indemnification of our officers, directors and others who become a party to an action on our behalf by us to the fullest extent not prohibited under the Delaware General Corporation Law. Additionally, we have entered into indemnification agreements with each of our directors. We believe that these provisions will assist us in attracting or retaining qualified individuals to serve as directors. Further, we maintain officer and director liability insurance, and we have escrowed funds in the amount of $500,000 for the purpose of maintaining our D&O insurance policy for up to six years, or, in the event that D&O insurance cannot be purchased, to pay for those expenses incurred by our officers and directors that the Company has agreed to indemnify.

Code of Ethics

We have adopted a written code of business conduct and ethics, known as our Code of Business Conduct and Ethics which applies to all of our directors, officers, and employees, including our principal executive officer and our principal financial and accounting officer. Our Code of Business Conduct and Ethics is posted at www.zoom.com. To receive a copy of our Code of Business Conduct and Ethics, at no cost, requests should be directed to the Secretary, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105. We intend to disclose any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics in a report filed under the Securities Exchange Act of 1934, as amended, within four business days of the amendment or waiver.

Required Vote

Directors are elected by a plurality of the votes cast. Abstentions and broker "non-votes" will have no effect on the vote for re-election of directors. Unless marked to the contrary, proxies received will be voted "FOR" all directors nominated in Proposal 1.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1.

[Remainder of page intentionally left blank]

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has recommended TAAD LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2014.

Stockholder approval of TAAD LLP as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such approval as a matter of good corporate practice.  The Company has not engaged TAAD LLP as its principal accountant. Should the stockholders fail to approve the appointment of TAAD LLP as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal year 2014. In making its recommendation to the Board that stockholders approve the appointment of TAAD LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, the Audit Committee considered whether TAAD LLP's provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm.

Changes in Certifying Accountant

Marcum Bernstein & Pinchuk LLP ("Marcum") served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2013. On October 27, 2014, Marcum Bernstein & Pinchuk LLP ("Marcum") notified us that it has resigned as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014, effective immediately. The Audit Committee of the Board of Directors of the Company approved the resignation.

Marcum was engaged as the Company's independent registered public accounting firm on October 8, 2012 (such period from October 8, 2012 through Marcum's resignation, the "Engagement Period"). During the Engagement Period, Marcum did not issue any reports on the Company's financial statements that contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

As previously reported in the Company's Current Report on Form 8-K filed on August 27, 2014 (the "August 2014 8-K"), on June 23, 2014, the Company was notified by Marcum that Marcum had received from the Chief Executive Officer of Tinho Union Holding Group ("Tinho"), a former potential acquisition target of the Company, an audio recording of telephone conversations between the Chief Financial Officer of the Company and the Chief Executive Officer of Tinho. The recording contained certain statements about the Company and certain of its officers and directors that Marcum requested the Company's management and Board of Directors to address. On June 25, 2014, the Company's Board formed a Special Committee, consisting of three independent directors, to conduct a voluntary internal review of the statements in the audio recording, and it retained Dorsey & Whitney LLP as legal counsel and FTI Consulting, Inc. as forensic expert to assist the Special Committee to conduct the voluntary internal review. As of the date of this report, the voluntary internal review is still ongoing; no conclusions have been made by the Special Committee.

As disclosed in the August 2014 8-K, on August 15, 2014, the Company delayed the filing of its Quarterly Report for the period ended June 30, 2014 (the "June 30, 2014 10-Q") because the ongoing nature of the internal review could impact the Company's results for the reporting period and/or prior periods. Additionally, in the course of the internal review, it was brought to the Company's attention that certain changes were made to an existing trust arrangement under which approximately RMB120 million of cash assets (the "Trust Assets") of Jiangsu Leimone Electronics Co., Ltd. ("Jiangsu Leimone"), one of the Company's subsidiaries, was placed in trust with New Times Trust Co., Ltd. By the terms of the trust documents, as amended, the Trust Assets were loaned out to Jingdong Weiye Technologies Co. Ltd., and such loan, including any interest on the outstanding principal, becomes due in full upon the termination of the trust arrangement in March and May 2015, unless earlier terminated. As of September 17, 2014, the Trust Assets were repaid, the trust arrangement was terminated, and the amount of RMB68 million was deposited into a bank account for Jiangsu Leimone. The balance of the Trust Assets, or RMB52 million, was repaid to Beijing Zhumu Culture Communication Company, Ltd. ("BZCC") in connection with a credit due to BZCC relating to the Company's sale of its subsidiary, Tianjin Tong Guang Group Digital Communication Co., Ltd. The Company is evaluating the impact of these changes and will further describe and reflect any material changes to the Company's business or results of operations in its June 30, 2014 10-Q. Separately, the Company will make a decision as to whether any remedial action, such as any changes to the Company's internal control over financial reporting or disclosure controls and procedures, will be necessary after the internal review is completed. Marcum has advised the Company that until the Company's internal review is completed, Marcum is unable to complete its review of the Company's financial results for the quarterly period ended June 30, 2014, or ascertain the impact, if any, on the Company's financial statements for the fiscal years ended December 31, 2012 and 2013 and the quarterly period ended March 31, 2014.

During the years ended December 31, 2012 and December 31, 2013 and through the Engagement Period: (i) there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Marcum's satisfaction, would have caused Marcum to make reference in connection with Marcum's opinion to the subject matter of the disagreement; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K, except (a) for the matters described in the preceding two paragraphs, and (b) that Marcum advised the Company of the existence of material weaknesses in the Company's internal control over financial reporting, as disclosed in Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on May 23, 2014. The Company has authorized Marcum to respond to any inquiries of the above-referenced matters by its successor accountant, once such successor is engaged.

On October 29, 2014, the Company provided Marcum with a copy of the above disclosures that the Company made in response to Item 4.01 on Form 8-K, and requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter was attached as Exhibit 16.1 to the Form 8-K filed on October 29, 2014.

During the two most recent fiscal years and through the date hereof, the Company did not consult with TAAD LLP regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written or oral advice was provided by TAAD LLP that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or reportable event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

We have provided Marcum and TAAD LLP a copy of the above disclosures prior to the filing of this Proxy Statement with the SEC to give them an opportunity to present its views with respect to the above statements. Both Marcum and TAAD LLP have declined to furnish any such statement.

Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to Marcum, its principal accountants for such periods.

FEE CATEGORY	Marcum BP, LLP 2013	Marcum BP, LLP 2012
Audit fees(1)	$278,215	$320,000
Audit-related fees(2)
Tax fees(3)
All other fees(4)
Total fees	$278,215	$320,000

 _________

(1) Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2) Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom's consolidated financial statements and are not reported under "Audit Fees".

(3) Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services were comprised primarily of services for federal, state and international tax compliance.

(4) All Other Fees. Consists of fees for products and services other than the services reported above.

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services (if any) and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting.  All of the services provided by our independent registered public accountants described above were approved by our Audit Committee.

Our principal accountants did not engage any other persons or firms other than the principal accountant's full-time, permanent employees.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board ("PCAOB"), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Auditor Representatives at Annual Meeting

We do not expect that representatives of either Marcum or TAAD LLP will be present at the Annual Meeting, however they will have an opportunity to make a statement at the Annual Meeting if they desire to do so.

Vote Required and Recommendation

The affirmative vote of the holders of shares of common stock entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF TAAD LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 AS DESCRIBED IN THIS PROPOSAL 2.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of October 20, 2014 by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's outstanding Common Stock, (ii) each of Zoom's directors and named executive officers, as listed below in the Summary Compensation Table under the heading " Compensation of Directors and Executive Officers", and (iii) all of Zoom's current directors and executive officers as a group.

On October 20, 2014 there were 3,008,737 outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed.  The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name and Address of Beneficial Owner (1)	Common stock beneficially owned
	Number	Percent
Lei Gu	516,334	17.49%
Anthony Chan	0	0%
Patrick Wong	0	0%
Augustine Lo	8,350	* %
Chang Shan	6,950	* %
Chin Hung (James) Lo	0	0%
Xinyue Jasmine Geffner	0	0%
Spreadtrum Communications, Inc. (2)	167,630	5.68%
All directors and executive officers as a group (of 3 persons)	763,547	17.67%

* Less than one percent of shares outstanding.

(1) Unless otherwise indicated, the address for each stockholder listed in the above table is c/o Zoom Technologies, Inc., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105.

(2) The address of Spreadtrum Communications, Inc. is Spreadtrum Center, Building No.1, Lane 2288, Zuchongzhi Road, Zhangjiang, Pudong, Shanghai, China 201203. Leo Liyou Li is Chairman of the board of directors of Spreadtrum and President and Chief Executive Officer of Spreadtrum.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and officers, as well as any person holding more than 10% of Zoom's common stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Based on a review of such reports, and on written representations from reporting persons, Zoom believes that all Section 16(a) filing requirements were complied with during 2013, except that Patrick Wong and Chin Hung (James) Lo each failed to file a Form 3 reporting their initial statements of ownership, and Anthony Chan, Lei Gu, Chang Shan, Cheng Wang and Leo Li each failed to file a Form 4 reporting the acquisition of shares earned as compensation for service as officers and/or directors of the Company, and Augustine Lo filed late a Form 4 to report four acquisitions of shares earned as compensation for service as a director of the Company.

Executive Officers and Directors

Set forth below is information regarding the Company's current directors and executive officers as of the date of this Proxy Statement. The executive officers serve at the pleasure of the Board of Directors.

Directors and Executive Officers	Age	Position / Title
Lei Gu	50	Chairman, Director and Chief Executive Officer
Augustine Lo	60	Director (1)
Chang Shan	54	Director (1)
Xinyue (Jasmine) Geffner	42	Director (1)
Chin Hung (James) Lo	46	Director

___________

(1) Current members of the Audit and Compensation Committees.

Lei (Leo) Gu, Chairman of the Board, Director and Chief Executive Officer. Mr. Gu has served as the Chairman of the Board and Chief Executive Officer of the Company since May 2004. He worked for CEC Telecom Company Ltd. from 2000 to 2004, joining the Company among its first employees and became its Chief Operating Officer. CEC Telecom was sold to Qiao Xing Mobile Communication which currently trades on NYSE under the symbol "QXM". From 1999 to 2000, Mr. Gu was the President of Xin Tian Di Technology Group Company, Ltd. Mr. Gu was Associate Professor at the Beihang University in Beijing, China from 1993 to 1999. He received his Ph.D. degree in engineering from the Beihang University in 1993. Based on Mr. Gu's management experience and expertise in engineering, we believe that Mr. Gu is well qualified to serve as our Chairman of the Board.

Augustine Lo, Director. Mr. Lo has been an independent director of the Company since January 2009 and he also serves as the Chair of the Company's Audit and Compensation Committees. During the 1970s, Mr. Lo was the Controller of the Disk Drive Division for Qume Corporation. During the 1980s, Mr. Lo worked for Apple International Inc. as the Director of Finance & Administration, overseeing operations in Hong Kong and Japan. In 1989, Mr. Lo formed PacRim Technologies Ltd. with operations in Singapore, Taiwan and China distributing software products including Adobe, Macromedia, Handspring and Umax. PacRim merged into GrandTech of Taiwan in 1999 which later went public in 2001. He remained on GrandTech's board and headed up its operations in Hong Kong, China, Korea and the Philippines until 2005. Mr. Lo received his MBA and BS degrees from the University of California at Berkeley. Based on Mr. Lo's substantial experience in finance and operations of multi-national businesses, we believe that Mr. Lo is well qualified to serve on our Board.

Chang Shan, Director. Mr. Shan has been an independent director of the Company since August 2008. Mr. Shan is currently the President of the China Institute of Geotechnical Investigation and Survey, at which he has been employed since 1998. He is the Chairman of the Board of Directors from 1999 to present, of the China Infrastructure Holdings Ltd., a company in the construction business with a particular emphasis on toll bridges, and has its shares listed on the Singaporean Stock Exchange. Mr. Shan is also a director of the Bank of Tianjin, China since 2007. Mr. Shan holds a Bachelor's degree in Engineering from the Shanghai Tong Ji University, a Master's degree in Engineering from the China Academy of Railway Sciences and an EMBA from the Tsinghua University. Based on Mr. Shan experience in corporate governance and leadership, we believe that Mr. Shan is well qualified to serve on our Board.

Xinyue (Jasmine) Geffner, Director. Ms. Geffner has been an independent director of the Company since March 2014. Ms. Geffner currently serves as independent director of AG Semiconductor (Hong Kong) Limited. She was previously Chief Financial Officer of a NASDAQ-listed Chinese company in 2008, which had been sold to China CGame, Inc. Ms. Geffner was Director of Corporate & Institutional Banking at ANZ based in Hong Kong from 2008 to 2011. She was Regional Head for the Americas for HSBC's China Business Development & Marketing team from 2004 to 2008 in New York. She also held corporate finance positions at Commerzbank AG (1999-2003) and Credit Agricole (1997-1999) in New York. Ms. Geffner holds a Bachelor's degree in marketing and finance from the City University of New York and an MBA in finance and accounting from New York University. Ms. Geffner is a Chartered Financial Analyst. Based on Ms. Geffner's substantial experience in banking and corporate finance, we believe that she is well qualified serve on our Board.

Chin Hung (James) Lo, Director. Mr. Lo has been a director of the Company since May 2013. Mr. Lo has been a senior sales director of Spreadtrum since March 2011 and he has served as Spreadtrum's overseas sales head since October 2011. Mr. Lo has more than 15 years of experience in the wireless communications industry. Before joining Spreadtrum, from 2003 to 2011, Mr. Lo served as the head of sales and marketing of Compal Communication Inc., a leading original design, development, and manufacturer of mobile phones products. From 1999 to 2002, Mr. Lo served as Engineering Director of Mobile Phone Products Department at Motorola Corp. Mr. Lo received a MBA degree from the National Taiwan University. He also received both MS and BS degrees from the Engineering Science Department of National Cheng Kung University, Taiwan. Based on Mr. Lo's vast experience in business development and mobile phone products, we believe he is well qualified to serve on our Board.

None of our officers or directors is involved in any material legal proceedings.

Compensation of Executive Officers and Directors

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2013 and 2012 for our principal executive officers.

Name and Principal Position	Year	Salary	Option or Stock Awards (3)(4)(7)	All Other Compensation	Total
Lei Gu (1)(3)(4)(5)	2013	$1	$153,000	$0	$153,001
Chief Executive Officer	2012	$279,000	$202,078	$0	$481,078

Anthony K. Chan (2)(3)(4)(5)	2013	$120,000	$306,000	$0	$426,000
Chief Financial Officer	2012	$219,000	$191,192	$0	$410,192

Patrick Wong (6)(7)	2013	$120,000	$0	$0	$120,000
Chief Financial Officer	2012	$110,000	$5,249	$0	$110,000

___________

(1) Lei Gu became Chief Executive Officer of the Company on September 22, 2009.

(2) Anthony K. Chan served as Chief Financial Officer from September 22, 2009 to July 15, 2013.

(3) The value of stock awards granted to Messrs. Gu and Chan in 2012 were based on the market value of the stock as of the date of grant in the year 2011 which was $1.19 per share.

(4) Includes common stock granted to Messrs. Gu and Chan for their service as members of the Board of Directors; the value of such stock was based on the market price as of the date of grant which was $1.34 per share.

(5) Includes common stock granted to Messrs. Gu and Chan as replacement for the cancellation of all of their stock options; the value of such stock was based on the value of the market price as of the date of grant less the Black Scholes value of the cancelled options, which difference was $1.019 per share.

(6) Patrick Wong became Chief Financial Officer of the Company on July 16, 2013 and resigned on August 20, 2014.

(7) Options were issued Mr. Wong. The compensation reflects the Black Scholes value at the time of grant.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options for each named executive officer as of December 31, 2013, after all options were cancelled in May 2012.

Outstanding Options Awards at Fiscal Year-End

	Number of Securities Underlying Unexercised Options		Option		Option
Name	Exercisable Options	Unexercisable Options	Weighted Average Exercise Price		Expiration Date
Lei Gu	0	0	$	na	na
Anthony K. Chan	0	0	$	na	na
Patrick Wong	30,556	69,444		$6.50	2/13/2017

Outstanding Common Stock Awards as of December 31, 2013

Lei Gu	156,071
Anthony K. Chan	284,643

Option Exercises

Other information regarding options, including expiration of unexercised stock options can be found in the accompany notes to the financial statements Note 15 - Stock Options in our annual report for the fiscal year ended December 31, 2013, filed with the SEC on May 23, 2014.

Employment, Termination and Change of Control Agreements

The employment status of the Company's executives is "at-will" with no long-term employment agreement.

Director Compensation

The following table sets forth information concerning the compensation of our Non-Executive Directors for 2013.

Name	Fees Earned or Paid in Cash	Stock Awards (4)	All Other Compensation	Total
Augustine Lo (1)	$0	32,500	0	$43,550
Chang Shan (1)	$0	27,500	0	$36,850
Cheng Wang (2)	$0	27,500	0	$36,850
Leo Li (3)	$0	27,500	0	$36,850
Chin Hung ("James") Lo (4)	$0	0	0	$0

_________

  Appointed director on September 22, 2009.
  Appointed director on November 19, 2009 and served until resignation on February 21, 2014
  Appointed director on October 18, 2011 and served until resignation on May 28, 2013.
  Appointed director on May 28, 2013 to succeed Leo Li.
  The values of stock awards granted to Messrs. Lo, Shan, Wang and Li are based on the value of the stock as of the date of grant.

In 2013, the Company's compensation policy for non-executive directors includes no cash compensation and an annual grant of stock for their services over the next 12 months. The chairperson of the committees of the Board was granted 32,500 shares of common stock and other non-executive directors were granted 27,500 shares of common stock.

Certain Relationships and Related Transactions

Item 404(a) of Regulation S-K requires us to disclose in our report any transaction which exceeds the lesser of (i) $120,000 or (ii) one percent of Zoom's average total assets at year end for the last two completed fiscal years, in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Related Party Transactions

Due from related parties

As of December 31, 2013 and 2012, the amounts due from related parties were:

	December 31,	December 31,
Due from related parties	2013	2012
		(Restated)
Beijing Leimone Shengtong Wireless Technology Co., Ltd.	$17,997	$91,571
Leimone (Tianjin) Industrial Co., Ltd.	-	11,034,982
Shenzhen Leimone	293,998	355,564
Spreadzoom	9,046,038	9,046,038
Total due from related parties	$9,358,033	$20,528,155

Beijing Leimone Shengtong Wireless Technology Co., Ltd. ("Beijing Leimone") was founded by Gu, the largest shareholder of the Company. Beijing Leimone borrowed money from the Company. The borrowings bore no interest and had a maturity of 12 months. The balances are neither collateralized nor personally guaranteed by Gu. The balance is expected to be repaid in full.

Leimone (Tianjin) Industrial Co., Ltd. ("Tianjin Leimone") was controlled by Gu, the largest shareholder of the Company. Tianjin Leimone sells raw materials to the Company. As of December 31, 2012, the amount due from Tianjin Leimone of $11,034,982 represented advances for purchases arising in the normal course of business for transactions prior to December 31, 2012. The balance was net off against the capital injection detailed in Due to related parties below.

Shenzhen Leimone Company, Ltd., formed by individuals including our Chairman, Mr. Gu, is set up with the intention of providing manufacturing services to our Company particularly for exports. $293,996 and $355,564 as of December 31, 2013 and 2012 was a loan to Shenzhen Leimone for setup costs. The balance is expected to be repaid in full.

The balance due from SpreadZoom represents an advance to SpreadZoom for it to purchase components to manufacture handsets in the normal course of business. The advance bears no interest, and is uncollateralized. Upon completion of the sale of TCB Digital, the Company expects to be repaid these advances.

Due to related parties

As of December 31, 2013 and 2012, the amounts due to related parties were:

	December 31,	December 31,
Due to related parties	2013	2012
		(Restated)
Mr. Lei Gu	$1,063,500	$2,901,283
Anthony Chan	-	358,814
Leimone (Tianjin) Industrial Co., Ltd.	2,283,922	-
Beijing Leimone Shengtong Cultural Development Co., Ltd.	102,500	102,500
Portables Unlimited, Inc.	-	2,000,000
Total due to related parties	$3,449,922	$5,362,597

Mr. Gu provided funds to the Company with no interest and are due on demand. As of December 31, 2013 and 2012, the balances of funds provided by Gu was $1,063,500 and $2,901,283 respectively.

Mr. Anthony Chan provided funds to the Company with no interest and they were due on demand. As of December 31, 2012, the balances of funds provided by Chan and certain accrued compensation for services rendered was $358,814. As of December 31, 2013, the amounts owed to Mr. Chan have been repaid in full.

Leimone (Tianjin) Industrial Co., Ltd. ("Tianjin Leimone") was controlled by Gu, the largest shareholder of the Company. As of December 31, 2013, the amount owed to Tianjin Leimone was $2,283,922. This balance is the result of a transfer from Tianjin Leimone of $10,719,532 (RMB 66,400,000) for Jiangsu Leimone to inject as capital into its discontinued operation TCB Digital. The transfer of funds from Tianjin exceeded the then outstanding balance of $8,435,610 owed by Tianjin Leimone; therefore, the remaining balance is a net due to Tianjin Leimone.

The balance owed to Beijing Lemone Shengtong Cultural Development Co, Ltd ("Beijing Shentong"), a company owned and controlled by Gu, arose in the normal course of business, as certain corporate staff expenses in Beijing were paid by Beijing Shentong on behalf of the Company.

The balance owed as of December 31, 2013 of $2 million was for a promissory note issued to Portables Unlimited, Inc. The Company defaulted on this loan and forfeited its ownership in Portables. See Note 1 in the financial statements to the Company's 10-K for the fiscal year ended December 31, 2013 for details.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between Zoom and any related person would need to be approved by our Audit Committee prior to us entering into such transaction. Notwithstanding the foregoing, related party transactions made by Gold Lion prior to September 22, 2009, the date that Zoom acquired Gold Lion via share exchange, were not approved by our audit committee. The audit committee did not approve any of the related party transactions above with Beijing Leimone, Shenzhen Leimone, Tianjin Leimone, and SpreadZoom, which were carried out strictly on the authority of the Chief Executive Officer.

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A shareholder may revoke his, her or its Proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised Proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company's Board of Directors.

Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting of Stockholders

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2015 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2015 annual meeting must submit their proposals to Zoom Technologies, Inc., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105 on or before June 30, 2015. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2015 proxy statement.

Additional Information

We are required to file annual, quarterly and current reports, Proxy Statements and other information with the SEC. You may read and copy these proxy materials and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

ZOOM TECHNOLOGIES, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lei Gu with the power of substitution and resubstitution to vote any and all shares of capital stock of Zoom Technologies, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on November 18, 2014, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

Proposal No. 1 ELECTION OF DIRECTORS
Nominees:	For	Withhold
Lei Gu	[_]	[_]
Chang Shan	[_]	[_]

Proposal No. 2 APPOINTMENT OF TAAD LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014
For	Against	Abstain
[_]	[_]	[_]

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES ON PROPOSAL NUMBER 1 AND "FOR" APPROVAL OF PROPOSAL NUMBER 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZOOM TECHNOLOGIES, INC.

________________________________________               Date: ______________________________

Signature

________________________________________

Signature if jointly owned

__________________________________________________________

Print name (Entity's name, officer's name and title if applicable)

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE